SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 27, 2005

                         HERITAGE SCHOLASTIC CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            NEVADA                    000-49998
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)       (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)



                                  P.O Box 10591
                             Portland, Oregon 97296
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (503) 236-7171
                           (ISSUER TELEPHONE NUMBER)

                         Heritage Scholastic Corporation
                                   136 Acacia
                         Solana Beach, California 92075
                            (FORMER NAME AND ADDRESS)


============================================================================

FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 27, 2005 (the "Effective Date"), pursuant to an Asset Purchase Agreement and Share Exchange (the "Agreement") between the Company and Nano Chemical Systems, Inc. ("Nano"), a Nevada Corporation and an amendment thereto the Company purchased all of the outstanding shares of Nano for a total of 9,000,000 restricted common shares of the Company. Pursuant to the Agreement, all of the Company's shares issued in this transaction are subject to a Lock-Up Agreement, and therefore shall be held in escrow for a period of one year. The acquisition was approved by the unanimous consent of our Board of Directors on January 27, 2005.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Amendment to the Asset Purchase Agreement and Share Exchange (the "Agreement") between the Company and Nano Chemical Systems, Inc. ("Nano"), a Nevada Corporation, the Company purchased all of the outstanding shares of Nano for a total of 9,000,000 restricted common shares of the Company.

Pursuant to the Agreement, Nano became a wholly owned subsidiary of the Company. Nano owns the following three patent applications:


o Assignment for invention entitled: Method for Separating and Enhancing Photoactive Nanoparticles for UV
         Protection

o Assignment for a provisional application entitled: Preservation of Narrow Nano-Size Distribution of
         Particles

o        Assignment for a provisional application entitled:
         Semi-conductive Nanoparticulates Enhanced
         Surface Appearance

These three patent applications in progress cover technology for manufacturers products containing nanoparticulates for protection of fabric and wooden surfaces from UV radiation and SparklerTM , which when applied to metallic surfaces is transparent and colorless to visible light. SparklerTM both protects the surface from UV energy and enhances the appearance of surfaces. There are no environmental issues associated with these products. The Company anticipates that these products will have significant economic value when sold with waxes for cars and furniture and with indoor and outdoor paints and coatings for wood and metal.

The Company and Nano have agreed to distribute the 9,000,000 shares of the Company's common stock, acquired pursuant to the Agreement with Nano, in the following manner:


                 Katrina Cleburn - 7,000,000 common shares

                 Treya, Inc. -     2,000,000 common shares

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

On January 27, 2005, pursuant to the Agreement and Amendment thereto, we issued 9,000,000 shares of our common stock to the Nano shareholders in exchange for all of the outstanding shares of Nano. These shares were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933. The 9,000,000 shares were issued in the following manner:

                 Katrina Cleburn - 7,000,000 common shares

                 Treya, Inc. -     2,000,000 common shares

These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering. The offering was not a "public offering" as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, the size of the offering, and the manner of the offering. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, both Katrina Cleburn and Treya, Inc had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market, and therefore not be part of a "public offering." Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.


ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     Financial Statements of Nano Chemical Systems, Inc. are included after the signature page.

(b)  Pro Forma Financial Information.

     None.

(c)  Exhibits.

2.1 Asset Purchase Agreement and Share Exchange dated January 27, 2005, by and between Heritage Scholastic Corporation and Nano Chemical Systems, Inc.

2.2 Amendment to Asset Purchase Agreement and Share Exchange dated January 27, 2005, by and between Heritage Scholastic Corporation and Nano Chemical Systems, Inc

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KATRINA CLEBURN

                                    By: /s/ Katrina Cleburn
                                        --------------------------
                                            KATRINA CLEBURN
                                            CEO

Dated: February 15, 2005

                           NANO CHEMICAL SYSTEMS INC.

                              FINANCIAL STATEMENTS

          PERIOD APRIL 16, 2004 (DATE OF INCEPTION) TO OCTOBER 31, 2004
                            (SIX AND ONE HALF MONTHS)

                           NANO CHEMICAL SYSTEMS INC.

                                      INDEX



Report of Independent Certified Public Accountants                   - 1 -

Financial Statements

         Balance Sheet                                               - 2 -

         Statement of Operations                                     - 3 -

         Statement of Stockholders' Equity                           - 4 -

          Statements of Cash Flows                                   - 5 -

Notes to Financial Statements                                        - 6 -

MADSEN & ASSOCIATES CPA's,INC.                               684 East Vine St #3
--------------------------                                    Murray, Utah 84107
Certified Public Accountants and Business Consultants     Telephone 801-268-2632
                                                                Fax 801-262-3978


Board of Directors
Nano Chemical Systems Inc.
Portland, Oregon

                 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM

We have audited the accompanying balance sheet of NANO CHEMICAL SYSTEMS INC. (development stage company) as of October 31, 2004 and the related statements of operations, stockholders' equity, and cash flows for the period April 16, 2004 (date of inception) to October 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NANO CHEMICAL SYSTEMS INC. as of October 31, 2004 and the results of its operations and its cash flows for the period April 16, 2004 (date of inception) to October 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company will need additional working capital for its planned activity and to service its debt. This raises substantial doubt about its ability to continue as a going concern. Management's plans regarding these matters are described in the notes to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

           /s/ Madsen & Associates CPA's, Inc.

November 18, 2004
Murray, Utah


                           NANO CHEMICAL SYSTEMS INC.

                                  BALANCE SHEET
                          (A DEVELOPMENT STAGE COMPANY)

                                OCTOBER 31, 2004

                                     ASSETS

CURRENT ASSETS:
     Cash                                                                         $  3,043
                                                                                  --------
             Total Current Assets                                                    3,043
                                                                                  --------

OTHER ASSETS
      Patents                                                                       50,000
                                                                                  --------
              Total Other Assets                                                    50,000
                                                                                  --------

TOTAL ASSETS                                                                      $ 53,043
                                                                                  ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
             Total Current Liabilities                                            $     --
                                                                                  --------

TOTAL LIABILITIES                                                                       --
                                                                                  --------

STOCKHOLDERS' EQUITY
     Capital stock, $0.001 par value; 45,000,000 shares authorized;
        12,000,000 shares issued and outstanding
        at October 31, 2004                                                         12,000
     Additional paid-in capital                                                     43,880
     (Deficit) accumulated during the development stage                             (2,837)
                                                                                  --------
             Total Stockholders' Equity                                             53,043
                                                                                  --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                        $ 53,043
                                                                                  ========



                 See accompanying notes and accountants' report


                           NANO CHEMICAL SYSTEMS, INC

                             STATEMENT OF OPERATIONS
                          (A DEVELOPMENT STAGE COMPANY)
              FOR THE PERIOD APRIL 16, 2004 (DATE OF INCEPTION) TO
                   OCTOBER 31, 2004 (SIX AND ONE HALF MONTHS)



                                                                                six and one half       Cumulative from
                                                                                   months from        Date of Inception
                                                                                 April 16, 2004       (April 16, 2004)
                                                                                       to                    to
                                                                                October 31, 2004      October 31, 2004
                                                                               --------------------  --------------------
REVENUES                                                                           $             -       $             -
                                                                               --------------------  --------------------

OPERATING EXPENSES:
    Organization costs                                                                       2,780                 2,780
    All other general and administrative expenses                                               57                    57
                                                                               --------------------  --------------------

TOTAL OPERATING EXPENSES                                                                     2,837                 2,837
                                                                               --------------------  --------------------

(LOSS) FROM OPERATIONS BEFORE INCOME TAXES                                                  (2,837)               (2,837)

PROVISION FOR INCOME TAXES                                                                       -                     -
                                                                               --------------------  --------------------

NET INCOME (LOSS)                                                                  $        (2,837)      $        (2,837)
                                                                               ====================  ====================



NET INCOME (LOSS) PER SHARE:
      BASIC AND DILUTED                                                                      (0.00)
                                                                               ====================

WEIGHTED AVERAGE SHARES OUTSTANDING:
      BASIC AND DILUTED                                                                  1,030,303
                                                                               ====================





                 See accompanying notes and accountants' report


                           NANO CHEMICAL SYSTEMS INC.

                        STATEMENT OF STOCKHOLDERS' EQUITY
                          (A DEVELOPMENT STAGE COMPANY)
      FOR THE PERIOD APRIL 16, 2004 (DATE OF INCEPTION) TO OCTOBER 31, 2004


                                                                                                      (Deficit)
                                                                                                     Accumulated
                                                    Capital Stock Par $0.001        Additional       During the             Net
                                                 -------------------------------     Paid-in         Development       Stockholders'
                                                      Shares          Amount         Capital            Stage             Equity
                                                 ----------------- -------------  --------------- ------------------ --------------

Balance April 16, 2004 (Date of Inception)               --       $       --       $       --       $       --        $       --

Stock for Patents                                 8,000,000            8,000           42,000                             50,000

 Stock for Cash and Organization costs            4,000,000            4,000            1,880                              5,880

 Net (Loss) for the period April 16, 2004
 (date of inception) to October 31, 2004                 --               --               --           (2,837)           (2,837)
                                                 ----------       ----------       ----------       ----------        ----------

 Balance, December 31, 2004                      12,000,000       $   12,000       $   43,880       $   (2,837)       $   53,043
                                                 ==========       ==========       ==========       ==========        ==========




                 See accompanying notes and accountants' report


                           NANO CHEMICAL SYSTEMS INC.

                            STATEMENTS OF CASH FLOWS
                          (A DEVELOPMENT STAGE COMPANY)
      FOR THE PERIOD APRIL 16, 2004 (DATE OF INCEPTION) TO OCTOBER 31, 2004


                                                                             six and one half           Cumulative from
                                                                                months from            Date of Inception
                                                                              April 16, 2004           (April 16, 2004)
                                                                                    to                        to
                                                                             October 31, 2004          October 31, 2004
                                                                            --------------------      --------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                                                   $        (2,837)         $         (2,837)
     Adjustments to reconcile net loss to net cash used
          in operating activities:
             Common stock issued for organization costs                                   2,780                     2,780
          Changes in assets and liabilities:
             Increase in accounts payable and accrued expense                                 -                         -
                                                                            --------------------      --------------------

             Net cash provided (used) by operating activities                               (57)                      (57)
                                                                            --------------------      --------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Patents                                                                             50,000                    50,000
     (Less) stock for Patents                                                           (50,000)                  (50,000)
                                                                            --------------------      --------------------

             Net cash provided (used) in investing activities                                 -                         -
                                                                            --------------------      --------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from issuance of common stock                                               3,100                     3,100
                                                                            --------------------      --------------------

             Net cash provided (used) by financing activities                             3,100                     3,100
                                                                            --------------------      --------------------

             Net increase (decrease) in cash                                              3,043                     3,043
CASH AT BEGINNING PERIOD                                                                      -                         -
                                                                            --------------------      --------------------

CASH AT END OF PERIOD                                                           $         3,043          $          3,043
                                                                            ====================      ====================




SUPPLEMENTAL CASH FLOW INFORMATION:
     Cash paid for interest                                                     $             -          $              -
     Cash paid for income taxes                                                 $             -          $              -
                                                                            ====================      ====================

NON-CASH TRANSACTIONS:
     Stock issued for Patents                                                   $        50,000          $         50,000
     Stock issued for Organization costs                                        $         2,780          $          2,780
                                                                            ====================      ====================



                 See accompanying notes and accountants' report

                           NANO CHEMICAL SYSTEMS INC.
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2004


NOTE 1 - Organization, History and Business Activity

The Company incorporated April 16, 2004 under the laws of the State of Nevada as Cyble Nanosys Inc. On September 27, 2004, it was name changed to Nano Chemical Systems Inc. The Company is authorized to issue 45,000,000 shares of common stock at $0.001 par value.
The Company was organized for the purpose of the research, development, production, and marketing of products that minimize damage from UV rays. On or about October 15, 2004 the Company acquired three intellectual properties, two of which are patents and one is in the research stage. The Company is in the development stage. It has not started any significant operations.

NOTE 2 - Significant Accounting Policies

This summary of significant accounting policies of NANO CHEMICAL SYSTEMS INC. (the "Company") is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America, consistently applied in the preparation of the financial statements.

Accounting Methods

The Company recognizes income and expenses based on the accrual method of accounting.

Dividend Policy

The Company has not yet adopted a policy regarding payment of dividends.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           NANO CHEMICAL SYSTEMS INC.
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2004

Financial and Concentrations of Risk

Financial instruments that potentially subject the Company to significant concentration of credit risk consist primarily of cash. Cash balances are maintained in accounts that are not federally insured for amounts over $100,000, but are otherwise in financial institutions of high credit quality. The carrying amounts of financial instruments management considers are their estimated fair values.

Long-lived Assets

There are no Long-lived assets at this point. Management will determine its accounting policies upon acquisition of such assets.

Income Taxes

The Company accounts for income taxes using the asset and liability method. The differences between the financial statement and tax bases of assets and liabilities are determined annually. Deferred income tax assets and liabilities are computed for those differences that have future tax consequences using the currently enacted tax laws and rates that apply to the period in which they are expected to affect taxable income. Valuation allowances are established, if necessary, to reduce deferred tax asset accounts to the amounts that will more likely than not be realized. Income tax expense is the current tax payable or refundable for the period, plus or minus the net change in the deferred tax asset and liability accounts.

Cash and Cash Equivalents

For purposes of the statement of cash flows, cash equivalents include cash in banks and all liquid investments with original maturities of three months or less.

Revenue Recognition

The Company recognizes revenue upon the sale and delivery of a product or the completion of a service provided.

Comprehensive Income

The Company has adopted SFAS No. 130 Reporting Comprehensive Income. The Company has no reportable differences between net income and comprehensive income; therefore, the financial statements present no statement of comprehensive income.

                           NANO CHEMICAL SYSTEMS INC.
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2004

Intangible Assets

The Financial Accounting Standards Board has issued FASB 142 "Goodwill and Other
                                                             -------------------
Intangible Assets' effective for fiscal years beginning after December 15, 2001.
-----------------
According to FASB 142, goodwill and other intangible assets should not be amortized. Instead, they should be reviewed at least annually for impairment and charged to earnings only when its recorded value exceeds its implied fair value. In other words, instead of methodically writing off the cost of intangible assets, they remain on the financial statements as is until the Company determines the amount recorded on the financial statements exceeds what the Company believes it is still worth. At that time, the Company reduces the value to what it believes it is still worth. Once reduced, it remains reduced, even if the value should increase later.

As discussed in more detain in a subsequent note, the Company negotiated the acquisition of three intellectual properties, two patented and one nearly ready to patent in exchange for Company stock. It also paid the cost to organize the Company in exchange for Company stock. Both the Patents and the Organization Costs are other intangible assets. As such, they fall under the requirements of FASB 142.

Research and Development Costs

Research costs are expensed as incurred. Development costs are capitalized on commercially feasible projects.

(Loss)  Per Share

The Company is required to provide basic and dilutive earnings (loss) per common share information. It computes the basic net loss per common share by dividing the net loss applicable to common stockholders by the weighted average number of common shares outstanding

Diluted net loss per common share is computed by dividing the net loss applicable to common stockholders, adjusted on an "as if converted" basis, by the weighted average number of common shares outstanding plus potential dilutive securities.

For the period ended October 31, 2004, there were no potential dilutive securities.

Advertising and Market Development

The Company expenses advertising and market development costs as incurred.

                           NANO CHEMICAL SYSTEMS INC.
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2004

Recent Accounting Pronouncements

The Company does not expect that the adoption of other recent accounting pronouncements will have a material impact on its financial statements.

NOTE   3 - Financial Condition and Going Concern

The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company is a development stage company and does not have the financing to carry out its intended operations.

The Company will need additional working capital for its future planned activity and to service its debt, which raises substantial doubt about its ability to continue as a going concern. Continuation of the Company as a going concern is dependent upon obtaining sufficient working capital to be successful in that effort. Management has developed a strategy, which it believes will accomplish this objective, through loans and equity funding, which will enable the Company to operate for the coming year. Refer to the note on "Pending Sale of Assets."

NOTE 4 - Acquisition of Intellectual Properties and Evaluation for Impairment

Around October 15, 2004, the Company acquired three intellectual properties in exchange for common stock. One intellectual property acquired is in the research stage and no value was assigned to it.

The other two intellectual properties are for patents ready to develop. One patent deals with technology that manufacturers can put into products containing nonoparticles that are used in the protection of fabric and wooden surfaces from UV radiation. The other patent deals with being able to separate particles into nonoparticles that remain stable as nanoparticles. Management indicates there are no environmental issues associated with the use of these patents. The Company assigned a value of $50,000 for these two patents.

As of October 31, 2004, management determined the fair value of the intellectual properties exceeds the cost basis in the financial statements. Therefore, there is no impairment to recognize.

                           NANO CHEMICAL SYSTEMS INC.
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2004


NOTE 6 - Income Taxes

Deferred taxes are determined based on the temporary differences between the financial statement and income tax bases of assets and liabilities as measured by the enacted tax rates, which will be in effect when these differences reverse.

The Company incorporated in Nevada on April 16, 2004. It has not chosen when its taxable year end will be. The Company has filed no income tax returns to date.

NOTE 7 - Fair Values of Financial Instruments

The carrying amounts of the Company's cash, and accrued expenses approximate fair value because of the short maturity of these items.

NOTE 8 - Common Stock

On or about October 15, 2004, the Company issued 8,000,000 shares of common stock for three intellectual properties (refer to prior note discussing intellectual properties). In addition, on or about October 15, 2004, the Company issued 4,0000,000 shares of common stock for reimbursement of organization costs (refer to prior note discussing organization costs) and for $3,100 in cash.

NOTE 9 -       Related Party Transactions

The company is owned by two shareholders. One owns 66.67% and the other owns 33.33% of the Company. Nothing is owed to either shareholder by the Company as of October 31, 2004.

NOTE 12 - Pending Sale of Assets

The Company is finalizing negotiations to sell its assets to Heritage Scholastic Corp. ("Heritage"), a publicly traded company. The terms of the agreement anticipate that the Company will receive in exchange for its assets 12,000,000 shares of Heritage, or approximately 60% of the total ownership of Heritage. The Company anticipates the sale will occur the early part of December 2004.

In conjunction with the sale of the Company's assets to Heritage, Heritage will dispose of all of its assets and liabilities. The existing management of Heritage will resign and the Company will appoint new management.

                           NANO CHEMICAL SYSTEMS INC.
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2004

Even though this anticipated asset sale will not provide any immediate liquidity or funds to conduct its operations for the coming year, management is of the opinion that this move will provide it with much greater opportunities to raise equity funding and long-term debt than it would otherwise have.